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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                -------------

                                   FORM 8-K

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                                CURRENT REPORT


   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): MARCH 31, 2000


                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

     DELAWARE                          1-12881               75-2085454
(State or other jurisdiction of      (Commission          (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)


15660 NORTH DALLAS PARKWAY
 SUITE 500, DALLAS, TEXAS                                       75248
(Address of principal executive offices)                     (Zip Code)

       Registrant's Telephone Number, including area code: (972)770-6401


                              Not Applicable
          (Former name, former address and former fiscal year,
                      if changed since last report)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On March 7, 2000, Lone Star Technologies, Inc., a Delaware corporation ("Lone Star"), and its newly-formed and wholly-owned subsidiary
Bellville Acquisition, Inc., a Texas corporation ("Purchaser"), executed an asset purchase agreement for the acquisition (the "Acquisition") by Purchaser of substantially all of the assets of Bellville Tube Corporation, a privately held tubular goods manufacturer located near Houston, Texas
("Bellville"). Certain liabilities of Bellville were excluded. The
Acquisition was closed on March 31, 2000 for a base purchase price of $14.8 million less a $0.3 million adjustment for working capital. The purchase price adjustments were estimated at the closing and are expected to be adjusted on an actual, post-closing basis in May 2000. The consideration for the Acquisition was determined through arm's length negotiations between Lone
Star and Bellville.

          The acquired business involves the production of high quality, low cost oil country tubular goods and line pipe between 1.9 inches and 4.5 inches in outside diameter. Lone Star intends to operate and to use the assets acquired in the Acquisition in substantially the same manner as they were used by Bellville prior to the Acquisition.

          Lone Star and Purchaser financed the Acquisition through cash held by Lone Star and $5 million of borrowings. In connection with these borrowings, Lone Star Steel Company, a wholly owned subsidiary of Lone Star
(the "Subsidiary"), borrowed $5 million under its present credit facility to repay the remaining $5 million of its subordinated loan to Lone Star. Lone
Star guaranteed an additional $5 million of the Subsidiary's credit facility, pledged the stock of Purchaser as collateral for such guaranty, and used the loan repayment to fund a portion of the Bellville purchase price.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

               It is impractical to provide at this time the financial statements required by Item 7(a) of Form 8-K. Pursuant to Item
               7(a)(4) of Form 8-K, such financial statements will be filed as soon as they are available and on or before June 16, 2000.

          (b)  PRO FORMA FINANCIAL INFORMATION.

               It is impractical to provide at this time the pro forma financial information required by Item 7(b) of Form 8-K.
               Pursuant to Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed as soon as it is available and on or before June 16, 2000.

          (c)  EXHIBITS.

          2.1* Asset Purchase Agreement dated as of March 7, 2000 by and among Lone Star Technologies, Inc., Bellville Acquisition,
               Inc. and Bellville Tube Corporation.

          2.2* First Amendment to Asset Purchase Agreement dated as of March
               31, 2000 by and among Lone Star Technologies, Inc., Bellville
               Acquisition, Inc. and Bellville Tube Corporation.

          2.3* Limited Guaranty dated as of March 31, 2000 by and between the CIT Group/Business Credit, Inc., as agent, and Lone Star
               Technologies, Inc.

          2.4* Stock Pledge Agreement dated as of March 31, 2000 by and between the CIT Group/Business Credit, Inc., as agent, and Lone Star Technologies, Inc.

         99.1* Press release dated March 31, 2000.

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*filed herewith


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                                  SIGNATURES

          Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       LONE STAR TECHNOLOGIES, INC.


                                       By:  /s/ Charles J. Keszler
                                          -----------------------------
                                          Charles J. Keszler
                                          Vice President-Finance and Treasurer

Date:  April 17, 2000


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                                EXHIBIT INDEX

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

Exhibit
Number                    Description
-------                   -----------
2.1*          Asset Purchase Agreement dated as of March 8, 2000 by and among
              Lone Star Technologies, Inc., Bellville Acquisition, Inc. and
              Bellville Tube Corporation.

2.2*          First Amendment to Asset Purchase Agreement dated as of March
              31, 2000 by and among Lone Star Technologies, Inc., Bellville
              Acquisition, Inc. and Bellville Tube Corporation.

2.3* Limited Guaranty dated as of March 31, 2000 by and between the CIT Group/Business Credit, Inc., as agent, and Lone Star
              Technologies, Inc.

2.4* Stock Pledge Agreement dated as of March 31, 2000 by and between the CIT Group/Business Credit, Inc., as agent, and Lone Star
              Technologies, Inc.

99.1*         Press release dated March 31, 2000.


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* filed herewith